SUBSCRIPTION AGREEMENT ADDENDUM

California Gold Corp.
c/o Gottbetter & Partners, LLP
488 Madison Avenue, 12th Floor
New York, New York 10022

December 22, 2010

WHEREAS, You have previously entered into a Subscription Agreement (the “Agreement”) with California Gold Corp., a Nevada Corporation (the “Company”), in connection with the private placement offering (the “Offering”) of 40,000,000 and a maximum of 60,000,000 shares (the “Shares”) of the common stock, par value $0.001 per share (the “Common Stock”), of the “Company, at a purchase price of $0.025 per Share.

NOW, THEREFORE, we are hereby modifying the Agreement to add the following terms:

1.
Each share of stock purchased in the Offering shall be accompanied by a warrant, the original of which is included herewith (the “Warrants”), representing the right to purchase one-half of one share of Common Stock, exercisable for a period of 18 months at an exercise price of $0.25 per whole share; and

2.
The registration rights provisions set forth at Section 5 of the Agreement are replaced in their entirety and revised as indicated on Exhibit A hereto to provide, additionally, for a registration provision covering the resale of all of the shares issuable upon exercise of the Warrants.

Note that the Company is currently a “shell company” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Pursuant to Rule 144(i), securities issued by a current or former shell company (that is, the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants, together, the “Securities”) that otherwise meet the holding period and other requirements of Rule 144 nevertheless cannot be sold in reliance on Rule 144 until one year after the Company (a) is no longer a shell company; and (b) has filed current “Form 10 information“ (as defined in Rule 144(i)) with the SEC reflecting that it is no longer a shell company, and provided that at the time of a proposed sale pursuant to Rule 144, the Company is subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable, during the preceding 12 months (or for such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports.  As a result, the restrictive legends on certificates for the Securities cannot be removed except in connection with an actual sale meeting the foregoing requirements or pursuant to an effective registration statement.

All other terms of the Agreement and the Offering will remain unchanged.

Thank you very much for your support of the Company.

Very truly yours: CALIFORNIA GOLD CORP.

By:	/s/ James D. Davidson
Name: James D. Davidson
Title: President and CEO

Exhibit A

Section 5 of the Agreement is replaced in full with the provisions set forth below. Unless otherwise defined below, capitalized terms used herein shall have those meanings given to them in the Agreement, as amended by this Addendum:

5.           Registration Rights.

(a)           Registration of Shares Underlying the Warrants.  The Company shall file a registration statement on Form S-1 (the “Registration Statement”) relating to the resale by the Subscribers of all of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”).  Notwithstanding the foregoing, in the event that the Securities and Exchange Commission (the “SEC”) limits the amount of shares of Common Stock that may be sold, the Company may scale back from the Registration Statement such number of Warrant Shares on a pro-rata basis.  In such event, the Company shall give the Subscribers prompt notice of the number of Warrant Shares excluded therein

(b)           Piggyback Registration.    If the Company shall determine to register for sale for cash any of its Common Stock, for its own account or for the account of others (other than the Subscriber) pursuant to a registration statement (other than the Registration statement) initially filed after the date of this Agreement, other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their family members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the Subscriber written notice thereof (and in no event shall such notice be given less than 20 calendar days prior to the filing of such registration statement), and shall include as a piggyback registration (the “Piggyback Registration”) all of the Shares specified in a written request delivered by the Subscriber to the Company within 10 calendar days after receipt of such written notice from the Company, and including any of the Warrant Shares subject to a cutback comment from the SEC with respect to the registration statement discussed in Section 5(a) above. However, the Company may, without the consent of the Subscriber, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.  Notwithstanding the foregoing, in the event that the SEC limits the amount of shares that may be registered in such registration statement, the Company may scale back from the registration statement such number of Shares, on a pro-rata basis, as is required to meet the scale back requirements. Additionally, in any such registration statement, SEC scale back requirements shall apply first, to the Subscriber’s Shares second, to the Warrant Shares and third, to any other shares being registered pursuant to a mandatory or demand registration obligation of the Company.

(c)           Underwriting.  If a Piggyback Registration is for a registered public offering that is to be made by an underwriting, the Company shall so advise the Subscriber of the shares eligible for inclusion in such registration statement pursuant to Section 5(b).  In that event, the right of any Subscriber to Piggyback Registration shall be conditioned upon such Subscriber’s participation in such underwriting and the inclusion of such Subscriber’s shares in the underwriting to the extent provided herein. The Subscriber proposing to sell any of its shares through such underwriting shall (together with the Company and any other stockholders of the Company selling their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter selected for such underwriting by the Company or the selling stockholders, as applicable. Notwithstanding any other provision of this Section, if the underwriter or the Company determines that marketing factors require a limitation on the number of shares of Common Stock or the amount of other securities to be underwritten, the underwriter may exclude some or all Subscriber’s shares (first, the Shares and second, the Warrant Shares) from such registration and underwriting.  The Company shall so advise the Subscriber (unless the Subscriber failed to timely elect to include its shares through such underwriting or has indicated to the Company its decision not to do so), and indicate to such Subscriber the number of shares that may be included in the registration and underwriting, if any. The number of shares to be included in such registration and underwriting shall be allocated among all of the subscribers in the Offering (the “Subscribers”) as follows:

(i)          If the Piggyback Registration was initiated by the Company, the number of shares that may be included in the registration and underwriting shall be allocated first to the Company and then, subject to obligations and commitments existing as of the date hereof, to all selling stockholders, including the Subscribers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein; and

(ii)           If the Piggyback Registration was initiated by a mandatory registration or the exercise of demand registration rights by a stockholder or stockholders of the Company (other than the any of the Subscribers), then the number of shares that may be included in the registration and underwriting shall be allocated first to such selling stockholders who are entitled to the mandatory registration or who exercised such demand and then, subject to obligations and commitments existing as of the date hereof, to all other selling stockholders, including the Subscribers, who have requested to sell in the registration on a pro rata basis according to the number of shares requested to be included therein.

No shares excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Subscriber disapproves of the terms of any such underwriting, the Subscriber may elect to withdraw such Subscriber’s shares therefrom by delivering a written notice to the Company and the underwriter. The shares so withdrawn from such underwriting shall also be withdrawn from such registration; provided, however, that, if by the withdrawal of such shares, a greater number of shares held by other Subscribers may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Subscribers who have included shares in the registration the right to include additional shares pursuant to the terms and limitations set forth herein in the same proportion used above in determining the underwriter limitation.

c.           Indemnification.

(i)           In the event of the offer and sale of shares under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Subscriber, its directors, officers, partners, each other person who participates as an underwriter in the offering or sale of such securities, and each other person, if any, who controls or is under common control with such Subscriber or any such underwriter within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, and expenses to which the Subscriber or any such director, officer, partner or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement prepared and filed by the Company under which shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse the Subscriber, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability, action or proceeding; provided, that such indemnity agreement found in this Section 5(c)(i) shall in no event exceed the net proceeds from the sale of such shares received by the Company; and provided further, that the Company shall not be liable in any such case (i) to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company for use in the preparation thereof or (ii) if the person asserting any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense who purchased the shares that are the subject thereof did not receive a copy of an amended preliminary prospectus or the final prospectus (or the final prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such shares to such person because of the failure of such Subscriber or underwriter to so provide such amended preliminary or final prospectus and the untrue statement or omission of a material fact made in such preliminary prospectus was corrected in the amended preliminary or final prospectus (or the final prospectus as amended or supplemented). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Subscribers, or any such director, officer, partner, underwriter or controlling person and shall survive the transfer of such shares by the Subscriber.

(ii)           As a condition to including shares in any registration statement filed pursuant to this Agreement, each Subscriber agrees to be bound by the terms of this Section 5(c) and to indemnify and hold harmless, to the fullest extent permitted by law, the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) that arises out of or is based upon an untrue statement in or omission from such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished by the Subscriber for use in the preparation thereof, and such Subscriber shall reimburse the Company, and such Subscribers, directors, officers, partners, legal counsel and accountants, persons, underwriters, or control persons, each such director, officer, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, or settling any such loss, claim, damage, liability, action or proceeding; provided, however, that such indemnity agreement found in this Section 5(c)(ii) shall in no event exceed the net proceeds received by such Subscriber as a result of the sale of shares pursuant to such registration statement, except in the case of fraud or willful misconduct.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer by any Subscriber of such shares.

(iii)           Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action; provided, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in the reasonable judgment of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defenses thereof or the indemnifying party fails to defend such claim in a diligent manner, other than reasonable costs of investigation.  Neither an indemnified nor an indemnifying party shall be liable for any settlement of any action or proceeding effected without its consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any party shall have the right to retain, at its own expense, counsel with respect to the defense of a claim. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(iv)           If an indemnifying party does not assume, or is not permitted to assume, the defense of an action pursuant to Sections 5(c)(iii) or in the case of the expense reimbursement obligation set forth in Sections 5(c)(i) and 5(c)(ii), the indemnification required by Sections 5(c)(i) and 5(c)(ii) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills received or expenses, losses, damages or liabilities are incurred.

(v)           If the indemnification provided for in Section 5(c)(i) or 5(c)(ii) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense (i) in such proportion as is appropriate to reflect the proportionate relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, then in such proportion as is appropriate to reflect not only the proportionate relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

(vi)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(vii)           Indemnification similar to that specified in this Section (with appropriate modifications) shall be given by the Company and each Subscriber of shares with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

d.           Assignment of Rights.  No Subscriber may assign its rights under this Section 5 to any party without the prior written consent of the Company; provided, however, that any Subscriber may assign its rights under this Section 5 without such consent to a Permitted Assignee as long as (i) such transfer or assignment is effected in accordance with applicable securities laws; (ii) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (iii) such subscriber notifies the Company in writing of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the shares with respect to which such rights are being transferred or assigned.

For purposes of this Section 5(d), “Permitted Assignee” means (1) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (2) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (3) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (4) with respect to an individual party, any family member (spouse, descendants or trust the beneficial interests of which are owned by any of such individuals) of such party, (5) an entity that is controlled by, controls, or is under common control with a transferor, or (6) a party to this Agreement.

e.           Compliance.  The Subscriber covenants and agrees that such Subscriber will comply with the prospectus delivery requirements of the Securities Act as applicable to such Subscriber in connection with sales of Shares pursuant to a registration statement required hereunder.

f.           Information by Subscriber.  The Subscriber covenants and agrees that such Subscriber, if included in any registration, shall furnish to the Company such information as the Company may reasonably request in writing regarding such Subscriber and the distribution proposed by such Subscriber including any selling shareholder questionnaire if requested by the Company.